Long-term Investments (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Long-term Investments.
Equity securities without readily determinable fair values using the measurement alternative	¥ 742,314	¥ 708,124
Equity securities without readily determinable fair values using the NAV practical expedient	91,464	72,434
Equity securities with readily determinable fair values	14,894	140,985
Equity investments accounted for using the equity method	0	1,354
Total	¥ 848,672	¥ 922,897